UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2018

PCSB FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38065	81-4710738
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2651 Strang Blvd., Suite 100, Yorktown Heights, New York		10598
(Address of Principal Executive Offices)		(Zip Code)

(914) 248-7272
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

                                     Emerging growth company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 8.01 Other Events

Effective December 31, 2018, PCSB Bank, the wholly-owned subsidiary of PCSB Financial Corporation, converted from a New York-chartered savings bank to a New York-chartered commercial bank and immediately thereafter PCSB Commercial Bank, a wholly-owned subsidiary of PCSB Bank, merged with and into PCSB Bank, resulting in PCSB Bank as the surviving institution.  The pendency of this transaction was previously reported in a Current Report on Form 8-K filed on October 30, 2018.

Item 9.01 Exhibits

(d)	Press Release dated January 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCSB FINANCIAL CORPORATION
DATE: January 3, 2019	By:	/s/ Scott D. Nogles
Scott D. Nogles
Executive Vice President and Chief Financial Officer